CoinShares Bitcoin and Ether ETF
Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

U.S. TREASURY BILLS - 65.7%	Par		Value
3.59%, 07/30/2026 (a)(b)	$ 7,500,000		$ 7,478,310
TOTAL U.S. TREASURY BILLS (Cost $7,478,295)			7,478,310

MONEY MARKET FUNDS - 48.8%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.58% (c)(d)	5,549,998		5,549,998
TOTAL MONEY MARKET FUNDS (Cost $5,549,998)			5,549,998

TOTAL INVESTMENTS - 114.5% (Cost $13,028,293)			13,028,308
Liabilities in Excess of Other Assets - (14.5)% (e)		(0.14495)	(1,649,378)
TOTAL NET ASSETS - 100.0%			$ 11,378,930

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of June 30, 2026.
(b)	All or a portion of the security has been pledged as collateral for reverse repurchase agreements. The fair value of assets committed as collateral as of June 30, 2026 was $4,985,540.
(c)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(d)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(e)	Includes cash of $3,388,572 that is pledged as collateral for derivative contracts.

CoinShares Bitcoin and Ether ETF Consolidated Schedule of Futures Contracts June 30, 2026 (Unaudited)
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
CME Bitcoin Futures	19	07/31/2026	$ 5,595,500	$ - -	$ (146,946)
CME Ether Futures	72	07/31/2026	5,693,400	37,875	(82,810)
Net Unrealized Appreciation (Depreciation)		$ –	$ –	$ 37,875	$ (229,756)

CoinShares Bitcoin and Ether ETF
Consolidated Schedule of Reverse Repurchase Agreements
June 30, 2026 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	4.75%	06/29/2026	07/01/2026	$ 4,889,040	$ 4,887,750
				$ 4,889,040	$ 4,887,750

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

CoinShares Bitcoin and Ether ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$ –	$ 7,478,310	$ –	$ 7,478,310
Money Market Funds	5,549,998	–	–	5,549,998
Total Investments	$ 5,549,998	$ 7,478,310	$ –	$ 13,028,308

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	$ –	$ (4,887,750)	$ –	$ (4,887,750)
Futures Contracts *	(191,881)	–	–	(191,881)
Total Other Financial Instruments	$ (191,881)	$ (4,887,750)	$ –	$ (5,079,631)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2026.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.